Income Taxes (Details 2) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Taxes
Income tax expense differences from the amount computed by applying the U.S. Federal income tax rate to income before income taxes (as a percent)	35.00%	35.00%	35.00%
Reasons for the difference of income tax expense
Computed expected tax expense	$ 55,634	$ 66,941	$ 70,355
Change in taxes resulting from:
Tax-exempt interest income	(4,381)	(3,682)	(2,813)
State tax, net of federal income taxes and tax credit	1,446	3,302	2,594
Tax refunds			(2,143)
Litigation expense			5,375
Other investment income	(2,691)	(3,083)	(3,172)
Other	557	600	761
Total income taxes	$ 50,565	$ 64,078	$ 70,957